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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 1-9078

August 13, 2002
Date of report (Date of earliest event reported)

THE ALPINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-1620387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Meadowlands Plaza East Rutherford, New Jersey (Address of principal executive offices)	07073 (Zip code)

Registrant's telephone number, including area code 201-549-4400

Item 5.    Other Events

SFAS No. 142—Goodwill Impairment

        The Alpine Group, Inc. ("Alpine" or the "Company") adopted SFAS No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002. As of December 31, 2001, $754 million in goodwill was included as an asset on Alpine's consolidated balance sheet, substantially all of which related to recorded goodwill of the Company's 49%-owned consolidated subsidiary, Superior TeleCom Inc. ("Superior"). SFAS No. 142 requires that the amortization of goodwill and certain other intangible assets cease as of January 1, 2002 and that the related recorded value of goodwill be allocated to the principal reporting units of the Company and its consolidated subsidiaries (in this case, Superior) and be reviewed annually for impairment. If the carrying value (including goodwill) of any reporting unit exceeds the fair value (determined on a discounted cash flow basis or other fair value method), impairment of goodwill exists, resulting in a charge to earnings to the extent of the goodwill impairment.

        The transitional rules for implementing SFAS No. 142 provides that an assessment as to whether there is an implied impairment to the carrying value of goodwill must be completed within six months after adoption of SFAS No. 142, with the final determination of goodwill impairment completed by the end of 2002. SFAS No. 142 requires that any goodwill impairment that results from initial application of this new rule be reflected through a charge to income as a cumulative effect of an accounting change, applied retroactively to January 1, 2002.

        Superior completed its determination of initial goodwill impairment in August 2002. As anticipated, the impact of recent economic conditions and industry specific conditions affecting Superior's reporting units resulted in reduced fair values and thus gave rise to a non-cash goodwill impairment charge at Superior of $425 million including $167 million related to Superior's Electrical group and $258 million related to Superior's OEM group. The goodwill impairment charge at Superior was recorded retroactively to January 1, 2002 as a cumulative effect of accounting change for goodwill impairment in accordance with SFAS No. 142. Additionally, as a result of initial implementation, Alpine recorded a further goodwill impairment charge of $3 million relating to additional goodwill associated with its investment in Superior. Asset valuations used to determine goodwill impairment are subject to finalization and audit. Any adjustment resulting therefrom will be reflected retroactively to January 1, 2002.

        The non-cash goodwill impairment charge does not impact the Company's or Superior's liquidity or cash flow nor does it impact Superior's compliance with financial or other covenants under its principal credit agreements or other contractual arrangements.

Impact on Alpine Consolidated Results of Operations and Balance Sheet

        As previously mentioned, Superior is a 49%-owned consolidated subsidiary of Alpine. As such, net income/losses incurred by Superior are consolidated in Alpine's operating results with the minority interest share (in this case 51%) of Superior's net income/loss typically being reflected as an income statement charge (in the case of net income of Superior) or benefit (in the case of net losses of Superior) in Alpine's consolidated income statement. Thus, Alpine's consolidated net income historically has reflected its share (49%) of Superior's net income/losses, after giving effect to the impact of the minority interest.

        However, in the case of net losses incurred by a consolidated subsidiary, the minority interest component of such losses reflected as a minority interest benefit in the consolidated income statement is limited under generally accepted accounting principles to the carrying value of the minority interest in the consolidated balance sheet. As of December 31, 2001, minority interest related to Superior recorded on Alpine's consolidated balance sheet amounted to $39.5 million. Accordingly, the impact on

Alpine's 2002 consolidated loss from the loss incurred by Superior from goodwill impairment was reduced only to the extent of the December 31, 2001 minority interest balance sheet amount (relating to Superior) of $39.5 million.

        Additionally, since there is no further minority interest carried on Alpine's consolidated balance sheet after the charge for the cumulative effect of the accounting charge for goodwill impairment, Alpine's consolidated income statement will not include a minority interest benefit for other net losses incurred by Superior after January 1, 2002.

        Based on the above, the cumulative effect of the accounting change for adoption and implementation of SFAS No. 142 on Alpine's 2002 consolidated income statement is determined as follows ($ in millions):

Superior's goodwill impairment loss	$424
Additional goodwill impairment recorded by Alpine	3
Less: total Superior minority interest included in the December 31, 2001 consolidated balance sheet	(39)

$388

        As reflected in the restated condensed consolidated balance sheet included herein (Table II), the aforementioned consolidated loss upon initial application of SFAS No. 142 resulted in Alpine's stockholders' equity being reduced from $46 million at December 31, 2001 to a stockholders' deficit of $362 million at March 31, 2002. Such consolidated stockholders' deficit of Alpine effectively includes a negative investment in Superior of approximately $390 million. This negative investment is required under generally accepted accounting principles to be reflected in Alpine's consolidated balance sheet notwithstanding that Alpine is not obligated to fund any operating losses or deficits of Superior nor is Alpine liable for nor has it guaranteed any debt or other obligations of Superior (other than certain capital leases of Superior). If Alpine were to liquidate its ownership position in Superior, then Alpine would eliminate its negative investment in Superior and recognize a corresponding gain.

Retroactive Financial Statement Application

        As noted above, the goodwill impairment charge will be recorded as a cumulative effect of an accounting change retroactive to January 1, 2002. Table I and Table II reflect the impact of this accounting change on the condensed consolidated income statement and balance sheet of Alpine as of and for the quarter ended March 31, 2002 as previously filed on Alpine's Form 10-Q for the quarter ended March 31, 2002.

Table I

THE ALPINE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

(unaudited)

	Three Months Ended March 31, 2002
	As Reported	As Restated
Net sales	$376.8	$376.8
Gross profit	46.0	46.0
Operating income	(5.9)	(5.9)
Loss before minority interest, cumulative effect of accounting change for goodwill impairment, and extraordinary gain	(21.8)	(21.8)
Minority interest in net loss of subsidiary	11.1	0.4
Net loss before cumulative effect of accounting change for goodwill impairment and extraordinary gain	(10.7)	(21.4)
Extraordinary gain	1.4	1.4

Net loss before cumulative effect of accounting change for goodwill impairment	(9.3)	(20.0)
Cumulative effect of accounting change for goodwill impairment	—	(388.1)

Net loss	$(9.3)	$(408.1)

Net loss per share of common stock:
Basic before cumulative effect of accounting change for goodwill impairment	$(0.63)	$(1.36)
Cumulative effect of accounting change for goodwill impairment	—	(26.32)

Net loss—basic	$(0.63)	$(27.68)

Diluted before cumulative effect of accounting change for goodwill impairment	$(0.63)	$(1.36)
Cumulative effect of accounting change for goodwill impairment	—	(26.32)

Net loss—diluted	$(0.63)	$(27.68)

Table II

THE ALPINE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	March 31, 2002
	As Reported	As Restated
ASSETS
Current assets	$543.5	$543.5
Property, plant and equipment, net	488.6	488.6
Long-term investments and other assets	101.2	101.2
Goodwill	753.6	326.0

Total assets	$1,886.8	$1,459.3

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities	$468.4	$468.4
Long-term debt, less current portion	1,100.2	1,100.2
Minority interest in subsidiaries	34.6	4.7
Deferred taxes	79.0	79.0
Other long-term liabilities	32.3	32.3
Subsidiary-obligated Mandatorily Redeemable Trust Convertible Preferred Securities of Superior Trust I holding solely convertible debentures of Superior, (net of discount)	136.3	136.3
Stockholders' equity (deficit)	35.9	(361.6)

Total liabilities and stockholders' equity (deficit)	$1,886.8	$1,459.3

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        None

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ALPINE GROUP, INC.
Date: August 13, 2002	By:	/s/ David S. Aldridge
David S. Aldridge Chief Financial Officer

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  Item 5. Other Events
THE ALPINE GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ($ in millions, except per share data) (unaudited)
THE ALPINE GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS ($ in millions)
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES